EXHIBIT 10.1

                 STOCK REDEMPTION AGREEMENTS WITH SHAREHOLDERS

                             NOXSO CORPORATION
                         STOCK REDEMPTION AGREEMENT

THIS AGREEMENT, dated as of April 24, 2002, by and between NOXSO CORPORATION, a corporation organized and existing under the laws of the State of Virginia, having its principal office at 19 Maple Lane, Rhinebeck, New York 12572 (the "Corporation"), and ROBERT M. LONG, residing at 19 Maple Lane, Rhinebeck, New York 12572 ("Seller").

                                  RECITALS

WHEREAS, Seller owns 360,000 shares of common stock of the Corporation; and

WHEREAS, Corporation is desirous of redeeming 119,570 of the shares of common stock of the Corporation owned by Seller (the "Shares"); and

WHEREAS, Seller is desirous of selling the Shares to the Corporation as aforesaid;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is agreed:

1.     REDEMPTION OF SHARES.

       a. The Corporation agrees to redeem from Seller 119,570 shares of the Corporation's common stock owned by Seller and Seller agrees to transfer to Corporation 119,570 shares of the Corporation's common stock owned by Seller for and in consideration of the total sum of One Hundred Nineteen Thousand Five Hundred Seventy Dollars ($119,570) to be paid on or before the closing of the business combination transaction with Cano Energy Corporation (the "Cano Closing"). The Corporation's payment obligation shall be evidenced by a non-interest bearing promissory note due July 3, 2002, which note shall be in the form annexed hereto as Exhibit A and delivered to Seller upon execution of this Agreement (the "Promissory Note").

       b. If the business combination transaction with Cano Energy Corporation should fail to close by July 3, 2002, the Corporation, at its option, may cancel and terminate this Agreement. In that event, the Promissory Note delivered to Seller will be deemed to be cancelled and the Corporation shall have no obligation or liability to Seller.

2. REPRESENTATIONS OF SELLER. Seller hereby represents and warrants as follows:

       a. The Shares being sold hereunder are validly issued, fully paid and nonassessable by the Corporation.


Noxso Corporation Stock Redemption Agreement - Page 1 of 4
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       b.     Seller has, and will have  at the  Closing as  hereafter  defined, full, lawful power and authority to enter into and to carry out the terms of, and all the transactions contemplated by this Agreement.

       c. Seller has legal title to the Shares to be redeemed pursuant to this Agreement, free and clear of any and all liens, claims, pledges, or encumbrances of any kind, nature, or description, with full and unrestricted legal power, authority, and right to enter into this Agreement and to issue and deliver such Shares pursuant hereto, and upon such delivery of such Shares to the Corporation, the Corporation will be the owner of such Shares and receive legal title to such Shares, free and clear of any and all liens, claims, pledges, or encumbrances.

       d. All of the representations and warranties set forth in this Section shall be deemed renewed by Seller at the Closing as if made at such time and shall survive the Closing.

3. REPRESENTATIONS OF CORPORATION. The Corporation hereby represents and warrants as follows:

       a. Corporation has, and will have at the Closing, full, lawful power and authority to enter into and to carry out the terms of, and all transactions contemplated by, this Agreement.

       b. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, by Corporation, have been duly authorized by its Board of Directors and no other corporate action is required for the approval of this Agreement, which is valid and binding upon Corporation in accordance with its terms.

       c. Corporation has been duly organized and is validly existing in good standing under the laws of the State of Virginia and is qualified to do business and in good standing in all other jurisdictions in which the conduct of its business requires qualification.

       d. At the Closing, the Corporation will have sufficient surplus to lawfully redeem Seller's Shares as provided herein.

       e. All of the representations and warranties set forth in this Section shall be deemed renewed by Corporation at the Closing as if made at said time and shall survive the Closing.

4.     CLOSING.

       a. The closing ("Closing") of the sale of the Shares hereunder shall take place simultaneously with the Cano Closing.


Noxso Corporation Stock Redemption Agreement - Page 2 of 4
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       b.     At the Closing, Corporation shall deliver to Seller the amount of
              One Hundred Nineteen Thousand Five Hundred Seventy Dollars ($119,570) as full payment of the Promissory Note.

       c. At the Closing, Seller shall deliver to Corporation a certificate or certificates for 119,570 shares of common stock of the Corporation, duly endorsed for transfer, with all transfer stamps affixed.

5. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns.

6. APPLICABLE LAW. This Agreement is to be governed and interpreted in accordance with the laws of the State of Virginia.

7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and may not be changed, amended, altered, or modified except by an instrument in writing signed by the party or parties sought to be charged with such change, amendment, alteration, or modification.

IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands and seals as of the date first above written.

                                      "Corporation"
                                      NOXSO CORPORATION


                                     By:  /s/ ROBERT M. LONG
                                        ----------------------------------------
                                            Robert M. Long, President

                                     "Seller"

                                      /s/ ROBERT M. LONG
                                     -------------------------------------------
                                     Robert M. Long


Noxso Corporation Stock Redemption Agreement - Page 3 of 4
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



                                 Exhibit A

                              PROMISSORY NOTE

$119,570                                                          APRIL 24, 2002
                                                             RHINEBECK, NEW YORK

FOR VALUE RECEIVED, the undersigned, NOXSO CORPORATION ("Maker"), hereby promises to pay to the order of ROBERT M. LONG ("Holder"), in lawful money of the United States and in immediately available funds, the principal amount of ONE HUNDRED NINETEEN THOUSAND FIVE HUNDRED SEVENTY DOLLARS ($119,570), without interest, on or before July 3, 2002.

This Note is without recourse to Maker. Holder's sole remedy in the event of nonpayment shall be the non-delivery of 119,570 shares of the Maker's common stock to Maker.

This Note may be cancelled as described in the Stock Redemption Agreement executed between Maker and Holder as of this date.

This Promissory Note shall be governed by the laws of Virginia.

"Maker"
NOXSO CORPORATION


BY:  /s/ ROBERT M. LONG
-----------------------------------
    Robert M. Long, President

                                NOXSO CORPORATION
                           STOCK REDEMPTION AGREEMENT

THIS AGREEMENT, dated as of April 24, 2002, by and between NOXSO CORPORATION, a corporation organized and existing under the laws of the State of Virginia, having its principal office at 19 Maple Lane, Rhinebeck, New York 12572 (the "Corporation"), and ROBERT PLATEK, residing at 5 Halls Lane, Rye, New York 10580 ("Seller").

                                    RECITALS

WHEREAS, Seller owns 450,000 shares of common stock of the Corporation; and

WHEREAS, Corporation is desirous of redeeming 119,570 of the shares of common stock of the Corporation owned by Seller (the "Shares"); and

WHEREAS, Seller is desirous of selling the Shares to the Corporation as aforesaid;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is agreed:

1.     REDEMPTION OF SHARES.

       a. The Corporation agrees to redeem from Seller 119,570 shares of the Corporation's common stock owned by Seller and Seller agrees to transfer to Corporation 119,570 shares of the Corporation's common stock owned by Seller for and in consideration of the total sum of One Hundred Nineteen Thousand Five Hundred Seventy Dollars ($119,570) to be paid on or before the closing of the business combination transaction with Cano Energy Corporation (the "Cano Closing"). The Corporation's payment obligation shall be evidenced by a non-interest bearing promissory note due July 3, 2002, which note shall be in the form annexed hereto as Exhibit A and delivered to Seller upon execution of this Agreement (the "Promissory Note").

       b. If the business combination transaction with Cano Energy Corporation should fail to close by July 3, 2002, the Corporation, at its option, may cancel and terminate this Agreement. In that event, the Promissory Note delivered to Seller will be deemed to be cancelled and the Corporation shall have no obligation or liability to Seller.

2. REPRESENTATIONS OF SELLER. Seller hereby represents and warrants as follows:

       a. The Shares being sold hereunder are validly issued, fully paid and nonassessable by the Corporation.


Noxso Corporation Stock Redemption Agreement - Page 1 of 4
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



       b. Seller has, and will have at the Closing as hereafter defined, full, lawful power and authority to enter into and to carry out the terms of, and all the transactions contemplated by this Agreement.

       c. Seller has legal title to the Shares to be redeemed pursuant to this Agreement, free and clear of any and all liens, claims, pledges, or encumbrances of any kind, nature, or description, with full and unrestricted legal power, authority, and right to enter into this Agreement and to issue and deliver such Shares pursuant hereto, and upon such delivery of such Shares to the Corporation, the Corporation will be the owner of such Shares and receive legal title to such Shares, free and clear of any and all liens, claims, pledges, or encumbrances.

       d. All of the representations and warranties set forth in this Section shall be deemed renewed by Seller at the Closing as if made at such time and shall survive the Closing.

3. REPRESENTATIONS OF CORPORATION. The Corporation hereby represents and warrants as follows:

       a. Corporation has, and will have at the Closing, full, lawful power and authority to enter into and to carry out the terms of, and all transactions contemplated by, this Agreement.

       b. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, by Corporation, have been duly authorized by its Board of Directors and no other corporate action is required for the approval of this Agreement, which is valid and binding upon Corporation in accordance with its terms.

       c. Corporation has been duly organized and is validly existing in good standing under the laws of the State of Virginia and is qualified to do business and in good standing in all other jurisdictions in which the conduct of its business requires qualification.

       d. At the Closing, the Corporation will have sufficient surplus to lawfully redeem Seller's Shares as provided herein.

       e. All of the representations and warranties set forth in this Section shall be deemed renewed by Corporation at the Closing as if made at said time and shall survive the Closing.

4.     CLOSING.

       a. The closing ("Closing") of the sale of the Shares hereunder shall take place simultaneously with the Cano Closing.


Noxso Corporation Stock Redemption Agreement - Page 2 of 4
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



       b. At the Closing, Corporation shall deliver to Seller the amount of One Hundred Nineteen Thousand Five Hundred Seventy Dollars ($119,570) as full payment of the Promissory Note.

       c. At the Closing, Seller shall deliver to Corporation a certificate or certificates for 119,570 shares of common stock of the Corporation, duly endorsed for transfer, with all transfer stamps affixed.

5. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns.

6. APPLICABLE LAW. This Agreement is to be governed and interpreted in accordance with the laws of the State of Virginia.

7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and may not be changed, amended, altered, or modified except by an instrument in writing signed by the party or parties sought to be charged with such change, amendment, alteration, or modification.

IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands and seals as of the date first above written.

                                      "Corporation"
                                      NOXSO CORPORATION


                                      By:  /s. ROBERT M. LONG
                                         ---------------------------------------
                                           Robert M. Long, President

                                      "Seller"

                                        /s/ ROBERT PLATEK
                                      ------------------------------------------
                                      Robert Platek


Noxso Corporation Stock Redemption Agreement - Page 3 of 4
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



                                    Exhibit A

                                 PROMISSORY NOTE

$119,570                                                          APRIL 24, 2002
                                                             RHINEBECK, NEW YORK

FOR VALUE RECEIVED, the undersigned, NOXSO CORPORATION ("Maker"), hereby promises to pay to the order of ROBERT PLATEK ("Holder"), in lawful money of the United States and in immediately available funds, the principal amount of ONE HUNDRED NINETEEN THOUSAND FIVE HUNDRED SEVENTY DOLLARS ($119,570), without interest, on or before July 3, 2002.

This Note is without recourse to Maker. Holder's sole remedy in the event of nonpayment shall be the non-delivery of 119,570 shares of the Maker's common stock to Maker.

This Note may be cancelled as described in the Stock Redemption Agreement executed between Maker and Holder as of this date.

This Promissory Note shall be governed by the laws of Virginia.

"Maker"
NOXSO CORPORATION


BY:  /s/ ROBERT M. LONG
------------------------------------------
   Robert M. Long, President

                                NOXSO CORPORATION
                           STOCK REDEMPTION AGREEMENT

THIS AGREEMENT, dated as of April 24, 2002, by and between NOXSO CORPORATION, a corporation organized and existing under the laws of the State of Virginia, having its principal office at 19 Maple Lane, Rhinebeck, New York 12572 (the "Corporation"), and ROBERT J. SALLUZZO, residing at 204 South William Street, Johnstown, New York 12095 ("Seller").

                                    RECITALS

WHEREAS, Seller owns 135,000 shares of common stock of the Corporation; and

WHEREAS, Corporation is desirous of redeeming 35,860 of the shares of common stock of the Corporation owned by Seller (the "Shares"); and

WHEREAS, Seller is desirous of selling the Shares to the Corporation as aforesaid;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is agreed:

1.       REDEMPTION OF SHARES.

         a. The Corporation agrees to redeem from Seller 35,860 shares of the Corporation's common stock owned by Seller and Seller agrees to transfer to Corporation 35,860 shares of the Corporation's common stock owned by Seller for and in consideration of the total sum of Thirty Five Thousand
                  Eight Hundred Sixty Dollars ($35,860) to be paid on or before the closing of the business combination transaction with Cano Energy Corporation (the "Cano Closing"). The Corporation's payment obligation shall be evidenced by a non-interest bearing promissory note due July 3, 2002, which note shall be in the form annexed hereto as Exhibit A and delivered to Seller upon execution of this Agreement (the "Promissory Note").

         b. If the business combination transaction with Cano Energy Corporation should fail to close by July 3, 2002, the Corporation, at its option, may cancel and terminate this Agreement. In that event, the Promissory Note delivered to Seller will be deemed to be cancelled and the Corporation shall have no obligation or liability to Seller.

2. REPRESENTATIONS OF SELLER. Seller hereby represents and warrants as follows:

         a. The Shares being sold hereunder are validly issued, fully paid and nonassessable by the Corporation.


Noxso Corporation Stock Redemption Agreement - Page 1 of 4
                                                          --------    ---------

         b. Seller has, and will have at the Closing as hereafter defined, full, lawful power and authority to enter into and to carry out the terms of, and all the transactions contemplated by this Agreement.

         c. Seller has legal title to the Shares to be redeemed pursuant to this Agreement, free and clear of any and all liens, claims, pledges, or encumbrances of any kind, nature, or description, with full and unrestricted legal power, authority, and right to enter into this Agreement and to issue and deliver such Shares pursuant hereto, and upon such delivery of such Shares to the Corporation, the Corporation will be the owner of such Shares and receive legal title to such Shares, free and clear of any and all liens, claims, pledges, or encumbrances.

         d. All of the representations and warranties set forth in this Section shall be deemed renewed by Seller at the Closing as if made at such time and shall survive the Closing.

3. REPRESENTATIONS OF CORPORATION. The Corporation hereby represents and warrants as follows:

         a. Corporation has, and will have at the Closing, full, lawful power and authority to enter into and to carry out the terms of, and all transactions contemplated by, this Agreement.

         b. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, by Corporation, have been duly authorized by its Board of Directors and no other corporate action is required for the approval of this Agreement, which is valid and binding upon Corporation in accordance with its terms.

         c. Corporation has been duly organized and is validly existing in good standing under the laws of the State of Virginia and is qualified to do business and in good standing in all other jurisdictions in which the conduct of its business requires qualification.

         d. At the Closing, the Corporation will have sufficient surplus to lawfully redeem Seller's Shares as provided herein.

         e. All of the representations and warranties set forth in this Section shall be deemed renewed by Corporation at the Closing as if made at said time and shall survive the Closing.

4.       CLOSING.

         a. The closing ("Closing") of the sale of the Shares hereunder shall take place simultaneously with the Cano Closing.

Noxso Corporation Stock Redemption Agreement - Page 2 of 4
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


         b. At the Closing, Corporation shall deliver to Seller the amount of Thirty Five Thousand Eight Hundred Sixty Dollars ($35,860) as full payment of the Promissory Note.

         c. At the Closing, Seller shall deliver to Corporation a certificate or certificates for 35,860 shares of common stock of the Corporation, duly endorsed for transfer, with all transfer stamps affixed.

5. BINDING EFFECT. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, and permitted assigns.

6. APPLICABLE LAW. This Agreement is to be governed and interpreted in accordance with the laws of the State of Virginia.

7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto and may not be changed, amended, altered, or modified except by an instrument in writing signed by the party or parties sought to be charged with such change, amendment, alteration, or modification.

IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands and seals as of the date first above written.

                                       "Corporation"
                                       NOXSO CORPORATION


                                       By:  /s/ ROBERT M. LONG
                                          --------------------------------------
                                             Robert M. Long, President

                                       "Seller"

                                        /s/ ROBERT J. SALLUZZO
                                       -----------------------------------------
                                       Robert J. Salluzzo


Noxso Corporation Stock Redemption Agreement - Page 3 of 4
                                                          --------    ---------

                                    Exhibit A

                                 PROMISSORY NOTE

$35,860                                                           APRIL 24, 2002
                                                             RHINEBECK, NEW YORK

FOR VALUE RECEIVED, the undersigned, NOXSO CORPORATION ("Maker"), hereby promises to pay to the order of ROBERT J. SALLUZZO ("Holder"), in lawful money of the United States and in immediately available funds, the principal amount of THIRTY FIVE THOUSAND EIGHT HUNDRED SIXTY DOLLARS ($35,860), without interest, on or before July 3, 2002.

This Note is without recourse to Maker. Holder's sole remedy in the event of nonpayment shall be the non-delivery of 35,860 shares of the Maker's common stock to Maker.

This Note may be cancelled as described in the Stock Redemption Agreement executed between Maker and Holder as of this date.

This Promissory Note shall be governed by the laws of Virginia.

"Maker"
NOXSO CORPORATION


BY:    /s/ ROBERT M. LONG
   ---------------------------------------
      Robert M. Long, President